UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2015 (March 27, 2015)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 30, 2015, American Realty Capital Properties, Inc. (the “Company”) furnished the following documents (the “Documents”): (i) a press release relating to its full-year 2014 financial results, attached hereto as Exhibit 99.1; (ii) an investor presentation pertaining to such financial results and a business update, attached hereto as Exhibit 99.2; and (iii) quarterly supplemental information for the fiscal year ended December 31, 2014, attached hereto as Exhibit 99.3.
Item 7.01. Regulation FD Disclosure.
As disclosed in Item 2.02 above, on March 30, 2015, the Company furnished the Documents which are attached hereto as Exhibits 99.1 through 99.3. The information set forth in Items 2.02 and 7.01 hereto and in the attached Exhibits 99.1 through 99.3 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information set forth in Items 2.02 and 7.01, including Exhibits 99.1 through 99.3, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On March 27, 2015, the Company issued a press release announcing that it expected to issue its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and hold a business update and earnings call on Monday, March 30, 2015, which is attached hereto as Exhibit 99.4.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued March 30, 2015 Relating to Full-Year 2014 Financial Results
99.2	Investor Presentation
99.3	Quarterly Supplemental Information for the Year Ended December 31, 2014
99.4	Press Release issued March 27, 2015 Relating to Announcement of Filing of Annual Report on Form 10-K and Business Update and Earnings Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 30, 2015

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued March 30, 2015 Relating to Full-Year 2014 Financial Results
99.2	Investor Presentation
99.3	Quarterly Supplemental Information for the Year Ended December 31, 2014
99.4	Press Release issued March 27, 2015 Relating to Announcement of Filing of Annual Report on Form 10-K and Business Update and Earnings Call

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